UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): August 15, 2017

U.S. Silica Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-35416	26-3718801
(Commission File Number)	(IRS Employer Identification No.)

8490 Progress Drive, Suite 300, Frederick, MD	21701
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (800) 345-6170

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective August 15, 2017, Diane Duren was appointed to serve as an independent director of the Board of Directors of U.S. Silica Holdings, Inc. (“U.S. Silica”) and as an independent member of the Board’s Audit Committee and Compensation Committee.

Ms. Duren will be entitled to certain cash and equity compensation arrangements described in that certain Letter Agreement, effective August 15, 2017, by and between Ms. Duren and U.S. Silica, which is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference. Ms. Duren will also be entitled to enter into U.S. Silica’s standard indemnification agreement for directors.

There are no arrangements or understandings between Ms. Duren and any other persons pursuant to which Ms. Duren was selected as a director. There are no relationships between Ms. Duren and U.S. Silica or its subsidiaries that would require disclosure pursuant to Item 404(a) of Regulation S-K.

A copy of U.S. Silica’s press release announcing the appointment of Ms. Duren is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

Exhibit Number	Description

10.1	Letter Agreement, effective August 15, 2017, by and between Diane Duren and U.S. Silica.

10.2	Form of Indemnification Agreement (incorporated by reference from Exhibit 10.20 to Amendment No. 5 to U.S. Silica’s Registration Statement on Form S-1, filed with the Securities and Exchange Commission on December 29, 2011 (File No. 333-175636)).

99.1	Press Release issued August 17, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 18, 2017

U.S. SILICA HOLDINGS, INC.

/s/ Christine C. Marshall
Christine C. Marshall
Senior Vice President, Chief Legal Officer and Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description

10.1	Letter Agreement, effective August 15, 2017, by and between Diane Duren and U.S. Silica.

10.2	Form of Indemnification Agreement (incorporated by reference from Exhibit 10.20 to Amendment No. 5 to U.S. Silica’s Registration Statement on Form S-1, filed with the Securities and Exchange Commission on December 29, 2011 (File No. 333-175636)).

99.1	Press Release issued August 17, 2017.